Fair Value Measurements	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
NOTE 5 – Fair Value Measurements

Fair value of financial instruments:

The estimated fair value of financial instruments has been determined by the Company using available market information and valuation methodologies. Considerable judgment is required in estimating fair values. Accordingly, the estimates may not be indicative of the amounts the Company could realize in a current market exchange.

The carrying amounts of cash and cash equivalents, short-term investments, restricted cash, accounts payable and accrued expenses approximate their fair value due to the short-term maturity of such instruments.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820, Fair Value Measurements and Disclosures establishes a three-tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 -           quoted prices in active markets for identical assets or liabilities;

Level 2 -          inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; or

Level 3 -           unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The following represents assets that are recorded at carrying value which equals fair value:

	December 31, 2017		December 31, 2016
	Carrying Amount	Fair Value	Carrying Amount	Fair Value	Fair Value Levels	Reference
	$	$	$	$	$	$

Cash and cash equivalents	28,106,671	28,106,671	34,098,812	34,098,812	1	Note 2
Short-term investment	-	-	10,021,963	10,021,963	1	Note 2
Restricted cash	142,235	142,235	142,168	142,168	1	Note 2

In accordance with ASC No. 820, the Company measures its liabilities related to options and warrants on a recurring basis at fair value. The liabilities related to options and warrants are classified within Level 3 value hierarchy because the liabilities are based on present value calculations and external valuation models whose inputs include market interest rates, estimated operational capitalization rates, volatilities and illiquidity. Unobservable inputs used in these models are significant.

Upon completion of the acquisition of Volution on September 18, 2015, the Company assumed certain warrants that were issued in connection with several private placements by the Company and certain investors where it sold Ordinary Shares and warrants. Some of the issued warrants contained non-standard anti-dilution terms and accordingly were recorded as liabilities.

Warrants to purchase 5,806,280 Ordinary Shares had full ratchet anti-dilution protection (which would be triggered by a share or warrant issuance at less than $0.18945 price share or exercise price per share). As of December 31, 2017 and 2016, the fair value of the warrants was $0 and $34,838, respectively. The net change in fair value of $34,838 and $650,303 (gains) was recognized as change in fair value of option and warrant liabilities gain in the Company’s Consolidated Statements of Comprehensive Loss for the year ended December 31, 2017 and 2016. The warrants were assumed in Acquisition in 2015. The warrants expired on April 4, 2017.

The Company accounts for the liability warrants issued in accordance with ASC 815, Derivatives and Hedging as a freestanding liability instrument that is measured at fair value at each reporting date, based on its fair value, with changes in the fair values being recognized in the Company’s Consolidated Statements of Comprehensive Loss as a change in fair value of option/warrant liabilities gains.

In June 2015, the Company raised short-term working capital in the form of loans from shareholders of approximately $3 million with the loans carrying with it, options in RPC, equivalent to 15% of the current outstanding equity issued by RPC. RPC is a private company that is a majority shareholder of the Company. The RPC options were accounted for in accordance with ASC 718, Compensation – Stock Compensation. The fair value of the RPC options was estimated using the fair value of Akari Ordinary Shares times RPC’s ownership in Akari Ordinary Shares times 15% and was initially valued at approximately $26 million. These options do not relate to the share capital of Akari. The exact terms of these options have not been finalized.

The fair value of the RPC options was $5,081,335 and $7,627,970 as of December 31, 2017 and December 31, 2016, respectively. The fair value of the RPC options for the year ended December 31, 2017 decreased by $2,546,635 and the change which represents a gain was recognized as change in fair value of option/warrant liabilities gains in the Consolidated Statements of Comprehensive Loss. The Company accounts for the RPC options as a liability in accordance with ASC 815-40-25, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock and ASC 815-40-15, Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock.

The Company’s financial assets and liabilities measured at fair value on a recurring basis, consisted of the following instruments as of the following dates:

	December 31,	December 31,
	2017	2016
	Fair value measurements using input type Level 3

Warrants	$-	$34,838
RPC options	5,081,335	7,627,970
Liabilities related to stock options and warrants	$5,081,335	$7,662,808

Fair value measurements using significant unobservable inputs (Level 3):

Fair value of liabilities related to stock options and warrants
Balance at December 31, 2014	$-

Balance at September 18, 2015 (Acquisition)	1,800,154

Changes in values of liability related to warrants	(11,408,231)

Value of liability related to options - transfer in	26,004,235

Balance at December 31, 2015	16,396,158

Changes in values of liabilities related to options and warrants	(8,733,350)

Balance at December 31, 2016	7,662,808

Changes in values of liabilities related to options and warrants	(2,581,473)

Balance at December 31, 2017	$5,081,335